UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 30, 2015

First Horizon National Corporation

(Exact Name of Registrant as Specified in Charter)

TN	001-15185	62-0803242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

165 MADISON AVENUE MEMPHIS, TENNESSEE	38103
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code - (901) 523-4444

(Former name or former address, if changed from last report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 7.01. Regulation FD Disclosure

First Horizon has recognized pretax expense of $11.6 million in third quarter 2015 related to an arbitration matter

On October 26, 2015, First Horizon National Corporation (“FHN”) disclosed in a Current Report on Form 8-K that an arbitration panel had reached a decision in a pending matter, but that FHN had not received that decision. The case was brought by two former customers of FTN Financial Securities Corp. (“FTN”), led by First United Bank & Trust, relating to purchases of PreTSL securities from FTN in 2006 and 2007.

Late on October 30, 2015, FHN was advised by FINRA, which administered the arbitration, that the panel found in favor of the claimants and awarded them approximately $11.6 million. After considering the terms of the award, FHN has recognized a pre-tax expense of $11.6 million for the third quarter of 2015 related to this matter. The expense will be recognized as a litigation and regulatory matter in other non-interest expense in the consolidated income statement and within the Fixed Income segment.

Because FHN did not learn the outcome of this matter until October 30, 2015, the financial information included in FHN’s earnings release dated October 16, 2015, and in Exhibit 99.2 to FHN’s Current Report on Form 8-K filed October 23, 2015, did not reflect this additional expense. FHN’s Quarterly Report on Form 10-Q for the period ended September 30, 2015, will reflect the financial effects of this award.

Revised summary financial results are included in Exhibit 99.1 to this Form 8-K. In the near future FHN expects to revise its third quarter 2015 financial supplement, originally issued on October 16, 2015, to reflect the expense and related impacts. The revised supplement will be posted in the Investor Relations section of FHN’s website www.fhnc.com.

Item 8.01. Other Events

On October 26, 2015, First Horizon National Corporation (“FHN”) disclosed in a Current Report on Form 8-K that an arbitration panel had reached a decision in a pending matter, but that FHN had not received that decision. The case was brought by two former customers of FTN Financial Securities Corp. (“FTN”), led by First United Bank & Trust, relating to purchases of PreTSL securities from FTN in 2006 and 2007. FHN has been advised by FINRA, which administered the arbitration, that the panel found in favor of the claimants and awarded them approximately $11.6 million. Exhibit 99.2 to FHN’s Current Report on Form 8-K filed October 23, 2015, did not reflect this award. FHN’s Quarterly Report on Form 10-Q for the period ended September 30, 2015, will reflect the financial effects of this award.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is furnished pursuant to Items 2.02 and 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of FHN’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	Consolidated Summary Results (Quarterly, Unaudited)

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Horizon National Corporation
(Registrant)

Date: November 2, 2015	By:	/s/ Jeff L. Fleming
Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

The following exhibit is furnished pursuant to Items 2.02 and 7.01, is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and shall not be incorporated by reference into any of FHN’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act.

Exhibit #	Description
99.1	Consolidated Summary Results (Quarterly, Unaudited)